Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

Vornado Realty Trust

New York, New York

We consent to the incorporation by reference in the Vornado Realty Trust Registration Statements and in the Joint Registration Statements of Vornado Realty Trust and Vornado Realty L.P. listed below of our report dated July 29, 2010 (October 14, 2010 as to the first and preceding to last paragraph of Note 21 and as to the fifty-fifth and preceding to last paragraph of Note 1 ) (which report expresses an unqualified opinion and includes an explanatory paragraph regarding a change in accounting for other than temporary impairments in 2009)  related to the consolidated financial statements of LNR Property Holdings Ltd. and Subsidiaries as of November 30, 2009 and 2008 and for the years ended November 30, 2009, 2008 and 2007 appearing in the Current Report on Form 8-K/A of Vornado Realty Trust dated October 14, 2010.

Registration statements of Vornado Realty Trust:

Registration Statement No. 333-68462 on Form S-8

Amendment No. 1 to Registration Statement No. 333-36080 on Form S-3

Registration Statement No. 333-64015 on Form S-3

Amendment No.1 to Registration Statement No. 333-50095 on Form S-3

Registration Statement No. 333-52573 on Form S-8

Registration Statement No. 333-29011 on Form S-8

Registration Statement No. 333-09159 on Form S-8

Registration Statement No. 333-76327 on Form S-3

Amendment No.1 to Registration Statement No. 333-89667 on Form S-3

Registration Statement No. 333-81497 on Form S-8

Registration Statement No. 333-102216 on Form S-8

Amendment No.1 to Registration Statement No. 333-102215 on Form S-3

Amendment No.1 to Registration Statement No. 333-102217 on Form S-3

Registration Statement No. 333-105838 on Form S-3

Registration Statement No. 333-107024 on Form S-3

Registration Statement No. 333-109661 on Form S-3

Registration Statement No. 333-114146 on Form S-3

Registration Statement No. 333-114807 on Form S-3

Registration Statement No. 333-121929 on Form S-3

Amendment No. 1 to Registration Statement No. 333-120384 on Form S-3

Registration Statement No. 333-126963 on Form S-3

Registration Statement No. 333-139646 on Form S-3

Registration Statement No. 333-141162 on Form S-3

Registration Statement No. 333-150592 on Form S-3

Registration Statement No. 333-150593 on Form S-8

Registration Statement No. 333-166856 on Form S-3

Joint registration statements of Vornado Realty Trust and Vornado Realty L.P.:

Amendment No. 4 to Registration Statement No. 333-40787 on Form S-3

Amendment No. 4 to Registration Statement No. 333-29013 on Form S-3

Registration Statement No. 333-108138 on Form S-3

Registration Statement No. 333-122306 on Form S-3

Registration Statement No. 333-138367 on Form S-3

Registration Statement No. 333-162775 on Form S-3

/s/ Deloitte & Touche LLP

Miami, Florida

October 14, 2010